Finance Expense (Income), Net	12 Months Ended
Dec. 31, 2021
Disclosure of trading income (expense) [text block] [Abstract]
Finance Expense (Income), net

Note 16 - Finance Expense (Income), net

A.

Expenses (income) on account of warrants

These expenses (income) are related mainly to the fair value adjustments of warrants. The 2020 and 2019 warrants included a cashless exercise feature, which expired on July 17, 2020, May 20, 2020, September 12, 2019, respectively, when the Company filed a registration statement with the SEC, registering the shares that will derive from future exercise of these warrants. See also Note 19B.

B.	Finance expenses

	For the year ended December 31
	2021	2020	2019
	USD thousands
Finance expenses
Fees and interest expense	79	56	81
Loss from exchange rate differences, net	133	5	100

	212	61	181